GUINNESS ATKINSON FUNDS

GLOBAL INNOVATORS FUND
Institutional Class (GINNX)

Supplement dated January 8, 2016 to
Summary Prospectus dated January 4, 2016 & Prospectus dated December 31, 2015

This supplement provides new and additional information beyond that contained in the Prospectus, and should be retained and read in conjunction with the Prospectus.

The following paragraph under “Purchase and Sale of Fund Shares” in page 4 of the Summary Prospectus and Prospectus is hereby removed.

Shareholders of the Global Innovators Fund at the time of the inception of the Institutional Shares are permitted to purchase Investor Shares without regard to account or investment minimums.